                                                             EXHIBIT 10.35


                             AMENDED AND RESTATED

                        AGREEMENT CONCERNING TERM LOANS


            THIS AMENDED AND RESTATED AGREEMENT CONCERNING TERM LOANS (this "Agreement"), dated November 30, 1994 between MIDLANTIC BANK, NATIONAL ASSOCIATION, formerly known as Midlantic National Bank, a national banking association ("Lender") having an office at Metro Park Plaza, P.O. Box 600, 499 Thornall Street, Edison, New Jersey 08818 and PAR PHARMACEUTICAL, INC., a New Jersey corporation ("Borrower") having its chief executive office at One Ram Ridge Road, Spring Valley (Village of Chestnut Ridge), New York 10977.

                             W I T N E S S E T H:
                             - - - - - - - - - -

            WHEREAS, Borrower and Lender entered into that certain Agreement Concerning Term Loans, dated as of February 20, 1992 (the "1992 Agreement"); and

            WHEREAS, Borrower and Lender are parties to that certain Revolving Credit Agreement, dated February 20, 1992 (the "1992 Revolving Credit Agreement"); and

            WHEREAS, simultaneously with the execution and delivery of this Agreement, Borrower and Lender are entering into that certain Amended and Restated Revolving Credit Agreement (the "Amended and Restated Revolving Credit Agreement") amending and restating the 1992 Revolving Credit Agreement; and

            WHEREAS, among other things, for purposes of securing the Loans but not the Revolving Loan (as such terms are hereinafter defined) Borrower and Lender, desire to continue the grant of the security interests granted to Lender under the 1992 Revolving Credit Agreement;

            WHEREAS, the parties desire to amend and restate the 1992
Agreement;

            NOW THEREFORE, in consideration of premises and the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound hereby, agree that the 1992 Agreement shall be and hereby is amended and restated in its entirety as follows:

            (i)   Definitions.
                  -----------

            "1987 AGREEMENT" shall mean the Term Loan Agreement, dated September 18, 1987, as amended and modified prior to the date hereof, between Borrower and Lender;

            "$1,900,000 MORTGAGE" shall mean the Indenture, dated September 18, 1987, between Borrower and Lender in the amount of $1,900,000 against the Clarkstown Premises;

            "$1,900,000 NOTE" shall mean Borrower's $1,900,000 Note, dated September 18, 1987 made payable to the order of North, as amended by the Amendment to Note ($1,900,000 Note) dated February 20, 1992;

            "$1,900,000 SECURITY DOCUMENTS" shall be a collective term meaning the Assignment of Leases, the $1,900,000 Mortgage, the No. 2 Security Agreement and the Lease Assignment;

            "$5,600,000 MORTGAGE" shall mean that certain indenture, dated September 18, 1987, between Borrower and Lender in the amount of $5,600,000 against the Clarkstown Premises;

            "$5,600,000 NOTE" shall mean Borrower's $5,600,000 Term Note, dated September 18, 1987, made payable to North, as amended by the Amendment to Term Note ($5,600,000.00 Term Note) dated February 20, 1992;

            "AMENDMENT NO. 1" - shall have the meaning ascribed to such term in Section 2;

            "AMENDMENT NO. 2" - shall have the meaning ascribed to such term in Section 3;

            "AMENDMENTS TO TERM NOTES" - shall be a collective term meaning the Amendment No. 1 and the Amendment No. 2;

            "ASSIGNMENT OF LEASES" shall mean the Assignment of Leases,
Rents and Profits, dated September 17, 1987, and recorded in the Rockland County, New York Clerk's Office (the "Office") on September 25, 1987 in Liber 255, page 2602;

            "BOND" shall mean the $4,100,000 County of Rockland Industrial Development Agency (the "Agency") Industrial Development Bonds (Par Pharmaceutical, Inc. Project - 1984 Series A) No. AR-1 or any modification, amendment, substitution or replacement of such Bond.

            "CLARKSTOWN PREMISES" shall mean Borrower's premises at 75 Brenner Drive, Clarkstown, New York;

            "COLLATERAL" shall have the meaning ascribed to such term in Schedule A to this Agreement;
- -------- -

            "DEFAULT RATE" shall mean a rate of interest equal to two percent (2%) per annum in excess of the rate otherwise applicable at the time to the Term Loan;

            "FISCAL YEAR" shall mean the 365 or 366 day period ending on the Saturday closest to September 30th of each year;

            "GENERAL SECURITY AGREEMENT" shall mean the General Security Agreement, dated May 24, 1991 from Borrower to Lender;

            "IDA LOAN" shall mean the outstanding principal balance under the Bond;

            "LEASE ASSIGNMENT" shall mean the Assignment of Leases-Rents, dated September 18, 1987 recorded in the Office, on September 25, 1987 in Liber 255, page 2597;

            "LEASE GUARANTY" shall mean the Loan Guaranty, dated October 1, 1984 between Borrower and Lender to secure payment of the Bond;

            "LOANS" shall be a collective term which means the Term Loans and the IDA Loan;

            "NO. 1 SECURITY AGREEMENT" shall mean the Security
Agreement, dated September 18, 1987 between Borrower and Lender wherein the $5,600,000 debt is referenced granting Lender a security interest in machinery and equipment at the Clarkstown Premises;

            "NO. 2 SECURITY AGREEMENT" shall mean the Security Agreement, dated September 18, 1987, between Borrower and Lender wherein the $1,900,000 debt is referenced granting Lender a security interest in fixtures and personal property located at the Clarkstown Premises;

            "NO. 1 TERM LOAN" shall mean the outstanding principal balance under the $5,600,000 Note;

            "NO. 2 TERM LOAN" shall mean the outstanding principal balance under the $1,900,000 Note;

            "NORTH" shall mean Midlantic National Bank/North which has merged with and into Lender;

            "NOTES" shall mean the $5,600,000 Note and the $1,900,000 Note, and all amendments, modifications, substitutions and replacements thereof;

            "RELEVANT DOCUMENTS" - shall have the meaning ascribed to said term in Section 17;

            "REVOLVING LOAN" shall be a collective term meaning the loans advanced by Lender under the Amended and Restated Revolving Credit Agreement;

            "TERM LOAN" or "TERM LOANS" shall be a collective term referring to both the No. 1 Term Loan and the No. 2 Term Loan;

            (ii)  No. 1 Term Loan - Principal Payments.  The $5,600,000
                  ------------------------------------
Note has been amended by an Amendment to Term Note ($5,600,000.00 Term Note) dated February 20, 1992 (the "Amendment No. 1") and the principal balance remaining outstanding under the No. 1 Term Loan shall continue to be repaid as follows:

                  (a) Fifty (50) consecutive equal monthly installments of $47,202.98, each on the first day of each calendar month, continuing on December 1, 1994 and continuing on the first day of each month thereafter until February 1, 1999 when the unpaid balance of principal and any accrued interest shall be due and payable.

            (iii)  No. 2 Term Loan - Principal Payments.  The $1,900,000
                   ------------------------------------
Note has been amended by an Amendment to Note ($1,900,000.00 Note), dated February 20, 1992 (the "Amendment No. 2") and the principal balance outstanding under the No. 2 Term Loan shall continue to be repaid as follows:

                  (b) Fifty (50) consecutive equal monthly installments of $18,305.56, each on the first day of each calendar month, continuing on December 1, 1994 and continuing on the first day of each month thereafter until February 1, 1999 when the unpaid balance of principal and any accrued interest shall be due and payable.

            (iv)  IDA Loan - Principal Payments.  On the first day of each
                  -----------------------------
calendar month hereafter, Borrower shall pay Lender an amount (the "IDA Payment") equal to the difference between $35,043.63 and the amount of the principal payment due on that date pursuant to the terms of the principal repayment schedule on the face of the Bond. Each IDA Payment shall be applied by Lender against the installments of principal due under the IDA Loan in the inverse order of their maturities.

            (v)   Amendments to 1987 Agreement.
                  ----------------------------

                  (a) Section 4.01 of the 1987 Agreement is hereby deleted in its entirety and is hereby replaced, mutatis mutandis, with the provisions of Articles V and VI of the Amended and Restated Revolving Credit Agreement, including, without limitation, Sections 5.01 through 5.07 and Sections 6.01 through 6.11.

                  (b) Section 4.02 of the 1987 Agreement is hereby deleted in its entirety and replaced, mutatis mutandis, with the provisions of Article VII of the Amended and Restated Revolving Credit Agreement, including, without limitation, Sections 7.01 through 7.11.

                  (c) Without in any manner limiting the generality of the second sentence of Paragraph 14 hereof, Section 5.01 of the 1987 Agreement and the corresponding provisions of each of the agreements, mortgages and instruments listed on Schedule 14 attached hereto, are
                                    -----------
hereby amended to the extent necessary to provide therein for the same grace and cure periods and dollar thresholds as provided in Article VIII of the Amended and Restated Revolving Credit Agreement.

            (vi)  Security Interest.  In order to continue the grant of the
                  -----------------
security interest granted by Borrower to Lender as security for the due and punctual payment and performance of the Loans, the Notes and the obligations of Borrower under the Relevant Documents and the Borrower hereby confirms its grant to Lender of a security interest in, and hereby pledges, transfers and assigns to Lender, and grants to Lender a security interest in, all of the Collateral wherever located and whether now existing or hereafter created and whether now owned or hereafter acquired by Borrower, and all accessions and additions thereto, replacements and substitutions therefor, and proceeds and products thereof. The security interest granted hereby, and all remedies and other rights stated or referred to in this Agreement or any of the Relevant Documents, shall continue in full force and effect until full and final payment and performance of the Loans and all other obligations of Borrower under or referred to in the Notes or other Relevant Documents.

            (vii) Remedies.
                  --------

                  (a) In case any one or more events of default as defined under any of the Relevant Documents shall occur and be continuing, Lender shall have the right, in addition to all other rights and remedies provided by law or by this Agreement or any other Relevant Document, to proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Agreement, any Relevant Document or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereunder or thereby or by law and, in addition, Lender may, without being required to give any notice, except as expressly provided by a Relevant Document or as may be required by mandatory provisions of law, (i) apply the cash, if any, then or thereafter held by it as Collateral in the manner specified in the Relevant Document(s), and (ii) enter upon the premises where any of the Collateral is located and take possession of, and at Lender's option remove or sell in place, any or all thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as Lender may deem satisfactory. Lender may require Borrower to assemble all or any part of the Collateral and make it available to Lender at a place to be designated by Lender which is reasonably convenient. Any holder of an obligation under the Relevant Document(s) may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim of whatsoever kind. Upon any such sale Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of Borrower. Lender shall give Borrower ten (10) days' prior written notice of its intention to make any such public or private sale. Lender and Borrower agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code. Such notice, in case of a public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Lender may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as Lender may determine. Lender shall not be obligated to make such sale pursuant to any such notice. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. In case of any sale or all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

                  (b) In case any one or more events of default as defined under any of the Relevant Documents shall occur and be continuing, Lender shall have the right and power, to the extent permitted by law, to take possession of all or any part of the Collateral, and to exclude Borrower and all persons claiming under Borrower wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, Lender may, from time to time, at the expense of Borrower, make all such replacements, alterations, additions and improvements to and of the Collateral as Lender may deem proper. In such case, Lender shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of Borrower in respect thereto as Lender shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as Lender may deem fit; and Lender shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which Lender may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which Lender may be required or authorized to make under any provision of the Relevant Document (including legal costs and reasonable attorney's fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied to the payment of the obligations under the Relevant Document in such order or priority as Lender shall determine (subject to the provisions of such Relevant Document) and, unless otherwise provided by law or by a court of competent jurisdiction, any surplus shall be paid over Borrower.

          (viii)  Continued Effectiveness of Certain Agreements.
                  ---------------------------------------------

                  (a) the $5,600,000 Mortgage and the No. 1 Security Agreement will, after giving effect to the transactions contemplated hereby and the execution and delivery of this Agreement, continue to secure the repayment of the $5,600,000 Note, as amended; and

                  (b) the $1,900,000 Security Documents will, after giving effect to the transactions contemplated hereby, and the execution and delivery of this Agreement, each continue to secure the repayment of the $1,900,000 Note, as amended; and

                  (c) the General Security Agreement will, after giving effect to the transactions contemplated hereby and the execution and delivery of this Agreement, continue to secure the repayment of all present and future obligations (other than the Revolving Loan) of Borrower to Lender; and

                  (d) the Lease Guaranty will, after giving effect to the transactions contemplated hereby and the execution and delivery of this Agreement, continue to secure the repayment of the IDA Loan.

            (ix)  Charge Against Borrower.  If not otherwise paid when due,
                  -----------------------
Lender may, at its discretion, charge the amount of any payment of principal or interest due on any of the Loans or any other amount that shall become due from Borrower to Lender under this Agreement or any of the Relevant Documents, to any checking or loan account of Borrower or apply any Collateral proceeds or other funds received by Lender against payment of any such amount.

            (x)   Lawful Rate.  No amount due hereunder or under the Notes
                  -----------
which is contracted for, charged or collected shall exceed the maximum rate of interest allowed from time to time by applicable law. If the interest rate calculated in accordance with or under this Agreement or the Notes would at any time exceed the maximum permitted by any law then applicable, then for such period as such rate would exceed the maximum permitted by said law (and no longer) such rate of interest payable shall be reduced to the maximum permitted by such law.

            (xi)  Termination of Term Loan.  Notwithstanding any other
                  ------------------------
provision of this Agreement or any other agreement between Lender and Borrower or any provision of the Notes to the contrary, if Borrower terminates the Amended and Restated Revolving Credit Agreement and establishes a borrowing or banking relationship with any third party while any of the Loans remains outstanding, then the Loans and all other obligations of Borrower to Lender shall automatically terminate and be due and payable, with accrued interest.

            (xii) Notices.  All notices and other communications relating
                  -------
to this Agreement or any of the Notes (or to any of the Relevant Documents) shall be in writing and shall be delivered in person (including by overnight carrier) or sent by first class mail, postage prepaid, addressed as follows:

               If to Lender:Midlantic Bank, National Association
                                     Corporate Banking Department
                                     P.O. Box 60
                                     Edison, New Jersey 08818

               If to Borrower:       Par Pharmaceutical, Inc.
                                     One Ram Ridge Road
                                     Spring Valley, New York 10977
                                     Attn:  Chief Financial Officer

               with a copy to:       Hertzog, Calamari & Gleason
                                     100 Park Avenue
                                     New York, New York 10017-5582
                                     Attn:  Stephen A. Ollendorff, Esq.

or to such other address as the respective party or its successors or assigns may subsequently designate by proper notice. All such notices and other communications shall be deemed to have been duly given or served on the dates
(i) on which personally delivered, or (ii) the date receipt by mail is signed for if sent by registered mail or (iii) if sent by other than registered mail or if returned by the Postal Office because refused or undeliverable or if its receipt is undated, then 5 calendar days after the same shall have been deposited in the United States Mail.

            (xiii)  Cross Default; Cross Collateral.  Borrower hereby agrees
                    -------------------------------
that (a) all other agreements between Borrower and Lender or any of its affiliates are hereby amended so that a default under this Agreement (after giving effect to all applicable grace or cure periods, if any) is a default under all such other agreements and a default under any one of such other agreements (after giving effect to all applicable grace or cure periods, if any) is a default under this Agreement, and (b) the collateral securing the Term Loans secures the obligations of Borrower now or hereafter outstanding under all other agreements between Borrower and Lender or any of its affiliates (other than the Amended and Restated Revolving Credit Agreement) and the collateral pledged under any other agreement with Lender or any of its affiliates (other than real property mortgages on real estate located in the State of New York, which mortgages continue to secure the loans for which granted) secures the obligations of Borrower under the Loans and under this Agreement.

            (xiv)   Prior Agreements.  Except, and solely to the extent that
                    ----------------
the agreements, mortgages and instruments listed on Schedule 14
                                                    -----------
attached hereto have been specifically amended, modified or supplemented by or pursuant to this Agreement, all of the terms and conditions of such agreements, mortgages and instruments shall remain in full force and effect. If any term, provision or condition of any of the agreements, mortgages or instruments listed on Schedule 14 attached hereto is inconsistent or conflicts with
          -----------
the terms, provisions or conditions of this Agreement, or of the Amendments to Term Notes, then the terms of this Agreement or the Amendments to Term Notes, as the case may be, shall govern to the extent of such inconsistency or conflict.

            (xv)    No Waiver of Default.  Borrower hereby acknowledges and
                    --------------------
agrees that the execution, delivery and performance of this Agreement by Lender is not intended, and shall not be deemed, to be a waiver or release of any default or event of default as defined in the agreements and notes listed in
Schedule 14 attached hereto, as such agreements and notes are amended
- -----------
and supplemented by or pursuant to this Agreement, and that Lender reserves all of its rights and remedies to which it may be entitled, whether such default or event of default occurred at, before or after the date of this Agreement.

            (xvi)   No Defenses to Payment.  Borrower waives and forever
                    ----------------------
releases and discharges Lender, its officers, directors, agents, successors and assigns from any and all claims, actions, causes of action, suits, counterclaims, set-offs, rights and defenses, known and unknown, against Lender (its officers, directors, agents, successors or assigns), Borrower its successors or assignees have or hereafter can, shall or may, have, for, upon, or by reason of any matter, cause or thing whatsoever up to and including the date of this Amendment; and Borrower represents and warrants to Lender that Borrower has no defenses to the repayment of any or all of the Indebtedness of Borrower to Lender and has no claim, right of set-off or cause of action against Lender.

            (xvii)  Expenses.  Borrower hereby agrees to reimburse the Lender
                    --------
upon demand for all out-of-pocket costs, charges, liabilities, documentary stamp taxes, intangible taxes, any other taxes due under any applicable state law (exclusive of taxes measured or imposed in terms of the Lender's net income) and any other expenses of the Lender (including, without limitation,
(i) reasonable fees and disbursements of (a) counsel to Lender and (b)
                                                               ---
agents of Lender not regularly in its employ and (ii) the allocated cost of services of Lender's in-house counsel (except such costs as are clearly mere duplications of the costs under (i)(a)) in connection with (a) the preparation, negotiation, interpretation, execution and delivery of this Amendment, the Note, any of the agreements or notes listed on Schedule 14 of this
                                               -----------
Agreement and any other agreements or documents relating thereto (collectively the "Relevant Documents"), (b) the making of the Loans or any of the Relevant Documents, (c) any amendments, modifications, consents or waivers in respect thereof, (d) any enforcement of any of the Relevant Documents, (e) any proceedings with respect to any of the Relevant Documents or with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of the Borrower or any party to any Relevant Document, and
                                                                      ---
(f) any claims by third parties relating to the foregoing.

            (xviii)  Gender.  Throughout this Amendment, the masculine shall
                     ------
include the feminine and vice versa and the singular shall include the plural and vice versa, unless the context of this Amendment indicates otherwise.

            (xix)   Binding Effect; Governing Law.  This Amendment shall be
                    -----------------------------
binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender. This Amendment and the other documents delivered in connection with this Amendment shall be governed by, and construed in accordance with, the internal laws (without the applicability of the conflict of laws) of the State of New Jersey applicable to contracts made and performed in the State of New Jersey.

            (xx)   Execution in Counterparts.  This Amendment may be
                   -------------------------
executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

            (xxi)  Severability of Provisions.  Any provision of this
                   --------------------------
Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

            (xxii) Headings.  The headings preceding the text of this
                   --------
Amendment are inserted solely for convenience of reference and shall not constitute a part of this Amendment nor affect its meaning, construction or effect.

           (xxiii) Exhibits and Schedules.  All of the Exhibits and
                   ----------------------
Schedules to this Amendment are hereby incorporated by reference herein and made a part hereof.

            (xxiv) Waivers and Consents Relating to Remedies.  In connection
                   -----------------------------------------
with any action or proceeding arising out of or relating in any way to this Amendment or the Amended Agreement, any of the Loans, any of the other Relevant Documents, any of the collateral securing any of the Loans, or any act or omission relating to any of the foregoing:

                  (a)   BORROWER AND LENDER WAIVE THE RIGHT TO TRIAL BY
JURY and neither Borrower nor Lender will seek to consolidate any action in which the right to a jury trial has been waived with any action in which a jury trial cannot be or has not been waived.

                  (b) Borrower and Lender consent to the jurisdiction of any court of the State of New Jersey and of any federal court located in New Jersey as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, and waive any and all objections they might have as to venue in any such court, including, without limitation, any right to object to such court as inconvenient forum;

                  (c) Borrower waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made as Lender may elect, by certified mail directed to Borrower at the location provided for notices to Borrower under the Amended Agreement or, in the alternative, in any other form or manner permitted by law;

                  (d) Borrower agrees that all of the Collateral constitutes equal security for all of the secured obligations of Borrower to Lender, and agrees that Lender shall be entitled to sell, retain or otherwise deal with any or all of the Collateral, in any order or simultaneously as Lender shall determine in its sole and absolute discretion, free of any requirement for the marshalling of assets or other restriction upon Lender in dealing with the Collateral;

                  (e) Borrower agrees that Lender may proceed directly against Borrower for collection of any or all of the obligations of Borrower to Lender without first selling, retaining or otherwise dealing with any of the Collateral;

                  (f) Borrower waives demand, presentment, notice of dishonor or protest of any instruments either of Borrower or others which may be included in the Collateral; and

                  (g) Borrower consents to (a) any extension, postponement of time or payment or other indulgence, (b) any substitution, exchange or release of any collateral, (c) any addition to, or release of, any party or person primarily or secondarily liable, and (d) any acceptance of partial payments on any accounts or instruments and the settlement, compromising or adjustment thereof.

            (xxv)  Application of Proceeds.  Borrower hereby agrees that
                   -----------------------
upon the occurrence of a default or an event of default as defined under any of the Relevant Documents or the Amended and Restated Revolving Credit Agreement, Lender shall be entitled to apply the proceeds of any payment made to Lender by or on behalf of Borrower, including, without limitation the proceeds arising from any of the collateral securing any of the obligations of Borrower to Lender, in a manner and against the obligation or obligations as determined in the sole and absolute discretion of Lender; provided, however, if Lender takes affirmative action to enforce any of its remedies in order to realize against any of the collateral, any proceeds received by Lender as a result of any such action shall be applied first against secured obligations and then against any unsecured obligations.

            (xxvi) Agreement; Full Force and Effect.  Except, and solely to
                   --------------------------------
the extent, that the same has been specifically modified, amended or supplemented herein, all of the terms and conditions of the Agreement and the Relevant Documents, shall remain in full force and effect.

           (xxvii) Conflicts with Agreement.  If any term, condition or
                   ------------------------
provision of this Amendment is inconsistent or conflicts with the term, condition or provision of the Agreement or any Relevant Document, the term, condition or provision of this Amendment shall govern to the extent of such inconsistency or conflict.

           (xxviii) No Waiver.  Borrower hereby acknowledges and agrees
                    ---------
that the execution, delivery and performance of this Amendment by Lender is not intended, and shall not be deemed, to be a waiver or release of any default or event of default as defined under any of the Relevant Documents or as defined under the Amended and Restated Revolving Loan Agreement, and that Lender reserves all of its rights and remedies to which it may be entitled, whether such default or event of default occurred at, before or after the date hereof.

            (xxix) Entire Agreement.  This Amendment amends and supplements
                   ----------------
the Agreement and otherwise supersedes, with respect to this Amendment's subject matter, all prior and contemporaneous agreements, understandings or conditions between Borrower and Lender. No amendment or waiver of any provision of this Amendment, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for this specific purpose for which given.

            IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals or caused these presents to be signed by their proper corporate officers and their proper corporate seals to be hereto affixed the day and year first written above.

(SEAL)                                    PAR PHARMACEUTICAL, INC.


ATTEST:


By:  /s/ Kenneth G. Mosesian                  By:  /s/ Robert Edinger
   -------------------------                     --------------------
   Assistant Secretary                           Robert Edinger, Vice President


                                              MIDLANTIC BANK, NATIONAL
                                                ASSOCIATION



                                              By:  /s/ Peter J. Cahill
                                                 ---------------------

                                  AFFIRMATION
                                  -----------

      In order to induce Lender to enter in this Amendment, each of the undersigned hereby acknowledges and agrees to the terms and conditions set forth above and hereby confirms to Lender that each guarantee and other Document to which it is a party (as each of the same has been amended or modified from time to time) remains in full force and effect and continues to secure all current and future obligations of Borrower to Lender (except that security interests in collateral no longer secure the Revolving Loan), including, without limitation, all obligations under the Notes and the other Relevant Documents.

      IN WITNESS WHEREOF, the undersigned have executed this Affirmation as of November 30, 1994.



PHARMACEUTICAL RESOURCES, INC.



By:   /s/ Robert Edinger
    -------------------------------
     Robert Edinger, Vice President



PAR PRINTING ENTERPRISES, INC.



By:   /s/ Robert Edinger
    -------------------------------
     Robet Edinger, Vice President



GENERIC INNOVATIONS, INC.



By:   /s/ Robert Edinger
    -------------------------------
     Robet Edinger, Vice President



ADVANCED BIOPHARM, INC.



By:   /s/ Robert Edinger
    -------------------------------
     Robet Edinger, Vice President

                                  SCHEDULE A
                                  ----------


The term "Collateral" shall mean:

            (1) ALL ACCOUNTS, which term shall mean all items described in the definition thereof contained in the Uniform Commercial Code as in effect from time to time in the State of New Jersey (referred to hereinafter in this Schedule as the "UCC") and all of the following, whether or not so described (in all cases whether now existing or hereafter created): all obligations of any kind at any time due or owing to Borrower and all rights of Borrower to receive payment or any other consideration (whether classified under the UCC or the law of any other state as accounts, accounts receivable, contract rights, chattel paper, general intangibles, or otherwise) including without limitation invoices, contract rights, accounts receivable, general intangibles, choses-in-action, notes, drafts, acceptances, instruments and all other debts, obligations and liabilities in whatever form owing to Borrower from any person, firm, corporation, governmental authority or other entity, together with all security for any thereof, and all of Borrower's rights to goods sold (whether delivered, undelivered, in transit or returned), represented by any of the foregoing, together with all proceeds and products of any of the foregoing.

            (2) ALL INVENTORY, which term shall mean all items described in the definition thereof contained in the UCC and all of the following, whether or not so described (in all cases whether now owned or hereafter acquired by Borrower and wherever located): all goods, merchandise, or other personal property held by Borrower for sale or lease or to be furnished under labels and other devices, names or marks affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof, and all right, title and interest of Borrower therein and thereto; all raw materials, work or goods in process; and all materials and supplies of any kind or description used or usable in connection with the manufacture, packaging, shipping, advertisement, sale or finishing of any of the foregoing, together with all proceeds and products of any of the foregoing.

            (3) ALL EQUIPMENT, which term shall mean all items described in the definition thereof contained in the UCC and all of the following, whether or not so described (in all cases whether now owned or hereafter acquired by Borrower and wherever located): all of Borrower's equipment, machinery, furniture, fixtures, motor vehicles, parts, supplies and tools, and all other tangible personal property similar to any of the foregoing, and all repairs, modifications, alterations, replacements, additions, controls and operating accessories therefor, and all accessions and additions thereto, together with all proceeds and products of any of the foregoing.

            (4) All guarantees, security and liens for payment of any ACCOUNTS and all documents of title, policies or certificates of insurance, insurance proceeds, proceeds of condemnation or other seizure, securities, chattel paper, and other documents and instruments evidencing or pertaining to any thereof; all claims of Borrower against third parties for loss of or damage to, or otherwise relating to, any of the COLLATERAL; and all files, correspondence customer lists, computer programs, tapes, discs, and related data processing software, owned by Borrower or in which Borrower has an interest, which contains information identifying any of the COLLATERAL or identifying any account debtor or the amount owed by same, or which would otherwise be necessary or helpful in the realization of any of the COLLATERAL.

            (5) All moneys, securities, drafts, notes, items, contract rights, leases, licenses (other than ANDA's or NDA's) and general intangibles, and all general or special deposits, balances, sums, proceeds and credits of Borrower.

            (6) All trade names, trademarks, trademark registrations, copyrights, patents, patent applications and licenses, and other franchises and licenses in which Borrower has an interest, and all other intangible personal property similar to any of the foregoing.

            (7)   All other property of Borrower.

            (8) All rights and remedies which Borrower might exercise with respect to any of the foregoing.

            (9) All accessions and additions to, replacements and substitutions for, and proceeds and products of, the items described in the preceding paragraphs (l) through (8).

                                  Schedule 14

                         List of Agreements and Notes
                         ----------------------------



1.      The 1987 Agreement

2.      The $5,600,000 Note

3.      The $5,600,000 Mortgage

4.      The No. 1 Security Agreement

5.      The $1,900,000 Note

6.      The $1,900,000 Mortgage

7.      The No. 2 Security Agreement

8.      The Lease Assignment

9.      The Assignment of Leases

10.     The Lease Guaranty

11.     The General Security Agreement